                                  SCHEDULE 14A

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                                 THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the registrant /X/
    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /  Preliminary proxy statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                    WESTFIELD AMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                                                                  March 27, 1998

Dear Shareholder:

    On behalf of the Board of Directors, I cordially invite you to attend our Annual Meeting of Shareholders to be held at 2:00 p.m. on Thursday April 30, 1998, at the Century Plaza Hotel (the Tower entrance), 2055 Avenue of the Stars, Los Angeles, California.

    We have enclosed with this letter a notice of meeting, proxy statement, proxy card and return envelope. We have also enclosed your 1997 Annual Report.

    Your vote is important. Whether or not you plan to attend, please date and sign the enclosed proxy card and return it to the Company in the envelope provided. If you plan to attend the meeting, you may vote in person.

    I look forward to your participation.

                                          Sincerely,

                                               [SIG]

                                          Frank P. Lowy
                                          CHAIRMAN OF THE BOARD

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of

  WESTFIELD AMERICA, INC.

    The Annual Meeting of Shareholders of WESTFIELD AMERICA, INC. will be held on Thursday, April 30, 1998, at the Century Plaza Hotel (the Tower entrance), 2055 Avenue of the Stars, Los Angeles, California, at 2:00 p.m., to consider and take action on the following:

       1.  To elect three directors;

       2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the 1998 fiscal year; and

       3. To transact any other business that may properly be brought before the Annual Meeting.

    Only holders of record of the Company's Common Shares at the close of business on March 16, 1998, will be entitled to vote at the Annual Meeting or any adjournment of the Annual Meeting.

    Whether or not you plan to attend the meeting, please date, sign and complete the enclosed proxy and return it promptly in the envelope provided.

                                          By Order of the Board of Directors

                                                    [SIG]

                                          IRV HEPNER
                                          SECRETARY

Dated: March 27, 1998

                            WESTFIELD AMERICA, INC.
                            11601 WILSHIRE BOULEVARD
                         LOS ANGELES, CALIFORNIA 90025

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                              GENERAL INFORMATION

ANNUAL MEETING

    The Annual Meeting will be on April 30, 1998 at 2:00 p.m. at the Century Plaza Hotel (the Tower entrance), 2055 Avenue of the Stars, Los Angeles, California.

RECORD DATE

    The record date is March 16, 1998. If you were a shareholder at that time, you may vote at the Annual Meeting. Only holders of Common Stock are entitled to vote and each share is entitled to one vote. On March 16, 1998 we had 73,329,535 shares of our Common Stock outstanding.

FIRST MAILING DATE

    This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy card are being mailed to shareholders on or about March 27, 1998.

PROXY SOLICITATION

    This proxy is being solicited by the Board of Directors. The Company pays for the cost of soliciting the proxies. In addition to soliciting proxies by mail, directors and officers of the Company may solicit proxies by telephone or otherwise. The Company reimburses brokerage firms and others for their expenses in sending proxies and proxy materials to shareholders.

QUORUM REQUIREMENT

    A quorum of shareholders is necessary to have a valid meeting. The presence, in person or by proxy, of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

INFORMATION ABOUT VOTING

    Shareholders can vote on matters presented at the Annual Meeting either by returning a completed proxy to the Company or by voting in person at the Annual Meeting. All proxies will be voted in accordance with the instructions specified. If you return your proxy, but do not indicate how you wish to vote regarding a proposal, the persons named as proxies on the accompanying proxy card will vote FOR the election of the three directors and FOR the appointment of Ernst & Young LLP as the Company's independent auditors for the 1998 fiscal year. Management does not know of any other matters to be presented for action at the Annual Meeting. However, if any other matter properly comes before this Annual Meeting, the proxies will vote on such matter in their discretion.

REVOKING YOUR PROXY

    You can revoke your proxy before it is voted at the meeting by sending a signed revocation letter or a new proxy, dated later than the first proxy, to Irv Hepner, our Secretary. You can also revoke your proxy at the Annual Meeting, if you attend the Annual Meeting and ask that it be revoked.

INFORMATION ABOUT THE COMPANY

    The principal executive offices of the Company are located at 11601 Wilshire Boulevard, Los Angeles, California 90025 (telephone -- (310) 478-4456).

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

BOARD STRUCTURE

    The Corporation currently has ten directors. The ten directors are divided into three classes.

THE ELECTION

    Three directors whose regular terms of office expire at the 1998 Annual Meeting have been nominated for reelection to the board to hold office until 2001. Information about these directors is given below. If elected, each director would serve a term of three years and until his successor is elected and qualified. Other directors are not up for election this year and will continue in office for the remainder of their terms.

    You may specify on your proxy card whether your shares should be voted for all, some, or none of the nominees for director. A director must receive a plurality of the votes cast at the Annual Meeting to be elected. Abstentions and broker non-votes have no effect on the election of directors. If you sign, date and return your proxy, but do not specify a choice, the persons named on your proxy card will vote FOR the nominees listed below.

    The Board of Directors has no reason to believe that any of the listed nominees will not serve if elected. If, however, any nominee cannot or will not serve as a director, the persons named on your proxy card may vote for a substitute nominee designated by the Board of Directors unless you withhold authority for them to vote for a substitute.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                       EACH OF THE NOMINEES LISTED BELOW.

                     NOMINEES FOR ELECTION AS DIRECTORS TO
                   HOLD OFFICE UNTIL THE 2001 ANNUAL MEETING

NAME                               AGE              PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------------------------  ---   -----------------------------------------------------------------
Roy L. Furman                      58    Roy L. Furman was appointed director of the Company in 1996. Mr.
                                         Furman is Vice Chairman of Furman Selz, which he co-founded in
                                         1973. He oversees the Investment Banking Division of Furman Selz and has extensive experience in the media and communications industry. Mr. Furman currently serves as a Vice Chairman of
                                         Lincoln Center for the Performing Arts, Chairman of The Film
                                         Society of Lincoln Center, and Vice President of the New York
                                         City Opera. Mr. Furman is a graduate of Brooklyn College and
                                         Harvard Law School.

NAME                               AGE              PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------------------------  ---   -----------------------------------------------------------------
Frederick G. Hilmer, AO            53    Frederick G. Hilmer was appointed director of the Company in
                                         1996. Professor Hilmer holds a degree in Law from the University of Sydney, a Master in Law from the University of Pennsylvania and an MBA from the Wharton School of Finance. Since 1989 he has been Professor of Management at the Australian Graduate School of
                                         Management. Prior to that he spent 19 years with McKinsey & Co.
                                         He is Deputy Chairman and director of Westfield Holdings Limited,
                                         Deputy Chairman and director of Fosters Brewing Group, Chairman and director of Pacific Power and Chairman of the Advisory Board of Fujitsu Australia Ltd. Mr. Hilmer is also a director of
                                         Coca-Cola Amatil Limited, Port Jackson Partners Limited and M.A.
                                         Services Pty Ltd.

Peter S. Lowy                      39    Peter S. Lowy was appointed director of the Company in 1994.
                                         Peter S. Lowy was an Executive Vice President of the Company from
                                         1994 until March 1997 and is currently a co-President of the
                                         Company. He has been responsible for Westfield Holdings Limited's
                                         U.S. operations since 1990 after nearly a decade with Westfield
                                         Holdings and its affiliates in Sydney. He was appointed a
                                         director of Westfield Holdings Limited in 1987 and a managing director in 1997. Prior to joining Westfield Holdings, he worked in investment banking in New York and London. He holds a Bachelor of Commerce degree from the University of New South Wales. Peter
                                         S. Lowy is a son of Frank P. Lowy, Chairman of the Company, and a
                                         brother of David H. Lowy, a director of the Company.

    The names of the remaining directors of the Company, whose terms of office will continue after the 1998 Annual Meeting and certain information about them, are set forth below.

                        DIRECTORS WHOSE TERMS OF OFFICE
                     WILL EXPIRE AT THE 2000 ANNUAL MEETING

NAME                               AGE              PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------------------------  ---   -----------------------------------------------------------------
Frank P. Lowy, AO                  67    Frank P. Lowy was appointed director of the Company in 1994.
                                         Frank P. Lowy has been Chairman of the Company since 1994. He is
                                         Chairman of the Board of Directors and co-founder of Westfield
                                         Holdings Limited. He is a Member of the Board of the Reserve Bank
                                         of Australia, former President of the Board of Trustees of the
                                         Art Gallery of New South Wales and a director of the Daily Mail and General Trust plc (U.K.). Frank P. Lowy is the father of
                                         David H. Lowy and Peter S. Lowy.

NAME                               AGE              PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------------------------  ---   -----------------------------------------------------------------
Francis T. Vincent, Jr.            59    Francis T. Vincent, Jr. was appointed a director of the Company in May 1997. Mr. Vincent served as the eighth Commissioner of
                                         Major League Baseball from September 13, 1989 to September 7,
                                         1992. Prior to 1989, Mr. Vincent was President and Chief
                                         Executive Officer of Columbia Pictures Industries, Inc., Chairman
                                         and Chief Executive Officer of Coca Cola Company Entertainment
                                         Business Sector and Executive Vice President of the Coca-Cola
                                         Company. Mr. Vincent also served as Associate Director of the
                                         Division of Corporation Finance of the U.S. Securities and
                                         Exchange Commission. Mr. Vincent received his law degree from
                                         Yale Law School in 1963 and is a member of the Bar in New York,
                                         Connecticut and the District of Columbia. Mr. Vincent is a member of the boards of directors of Time Warner, Inc., General Cigar
                                         Holdings and Oakwood Homes Corporation.

Larry A. Silverstein               66    Larry A. Silverstein was appointed a director of the Company in
                                         May 1997. Mr. Silverstein is President of Silverstein Properties,
                                         Inc., a Manhattan-based real estate investment and development firm which owns interests in and operates over 10 million square feet of office space. Mr. Silverstein is a member of the New York
                                         Bar, and Governor of the Real Estate Board of New York, having served as its Chairman. He is a trustee of New York University and is the founder and Chairman Emeritus of the New York
                                         University Real Estate Institute. He is Chairman of the Realty
                                         Foundation, Vice Chairman of the South Street Seaport Museum, and
                                         board member of the Museum of Jewish Heritage.

                        DIRECTORS WHOSE TERMS OF OFFICE
                     WILL EXPIRE AT THE 1999 ANNUAL MEETING

NAME                               AGE              PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------------------------  ---   -----------------------------------------------------------------
David H. Lowy                      43    David H. Lowy was appointed director of the Company in 1996.
                                         David H. Lowy joined Westfield Holdings Limited in 1977, was appointed Managing Director of Westfield Holdings Limited in
                                         1987, and a director of Westfield Holdings Limited in 1982. He worked for Westfield Holdings in the United States from 1977 to
                                         1981. He holds a Bachelor of Commerce degree from the University of New South Wales. He is a member of the Business Council of
                                         Australia, a member of the Royal Alexandra Children's Hospital
                                         Fund Executive Committee and a Founding Governor and director of
                                         Air Services Australia Limited and the Australian Naval Aviation
                                         Museum. David H. Lowy is a son of Frank P. Lowy and a brother of
                                         Peter S. Lowy.

NAME                               AGE              PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------------------------  ---   -----------------------------------------------------------------
George Weissman                    78    George Weissman was appointed a director of the Company in May
                                         1997. Mr. Weissman served as Chairman and Chief Executive Officer of Philip Morris Companies Inc. from November 1978 until his retirement in July 1984. From March 1984 to 1994, he was a member of the board of directors of Paramount Communications, Inc. From
                                         1973 to 1994, he was on the board of directors of Avnet, Inc. He also served on the board of directors of Chemical Bank from 1978 to 1990. Mr. Weissman was formerly a member of the Council of the
                                         Brookings Institute, the Board of Trustees of the Committee for
                                         Economic Development (CED), and The Business Roundtable. From
                                         1980 to 1987, Mr. Weissman was a director of the New York Chamber of Commerce and Industry, and a member of the Policy Committee of the New York City Partnership. From 1986 to 1994, Mr. Weissman
                                         served as Chairman of the board of directors of Lincoln Center for the Performing Arts, Inc. From 1979 to 1990, he served as a trustee of the Whitney Museum of American Art.

Herman Huizinga                    64    Herman Huizinga was appointed a director of the Company in May
                                         1997. Mr. Huizinga, until recently, was a member of the Executive
                                         Board of ING Group, the major international banking and insurance group, headquartered in the Netherlands. He is a former executive director of Mercantile Mutual (Group) of Australia (a subsidiary of ING). He serves on the boards of Eye Hospital Rotterdam
                                         (chairman 1987-1997), "Mandeville" (Erasmus University Award
                                         Committee, chairman 1996-1997), Club Rotterdam (chairman
                                         1995-1996), and Industrial Tunnel Methodology in Rotterdam.

Bernard Marcus                     68    Bernard Marcus was appointed a director of the Company in Septem-
                                         ber 1997. He has been Chairman of the board of directors of Home
                                         Depot, Inc. for over 10 years. He is also a member of the board of directors of National Services Industries, Inc., the New York
                                         Stock Exchange and DBT Online.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors met five times and took action by unanimous written consent seven times in 1997. All directors attended 75% or more of the meetings of the Board of Directors and each committee on which they served.

THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The current members of the Audit Committee are Messrs. Herman Huizinga, Francis T. Vincent, Jr. and George Weissman. The Audit Committee met once in 1997.

THE NOMINATING COMMITTEE

    The Nominating Committee makes recommendations to the Board for the election of directors of the Company. The current members of the Nominating Committee are Messrs. Frank P. Lowy, Roy L. Furman and Larry A. Silverstein. The Nominating Committee took action by unanimous written consent once in

1997. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Secretary of the Company.

THE EXECUTIVE COMMITTEE

    The Executive Committee has all powers to act on behalf of the Board on all matters that may properly be considered by the Board except for such matters as are required to be approved by the independent directors or except as prohibited by the Company's By-Laws. The current members of the Executive Committee are Messrs. Peter S. Lowy, David H. Lowy and Francis T. Vincent, Jr. The Executive Committee met twice and took action by unanimous written consent twice in 1997.

NO COMPENSATION COMMITTEE

    Subsidiaries of Westfield Holdings Limited (the "Manager") provide management, advisory and development services to the Company. The Company has no employees. The Board of Directors, therefore, does not have a compensation committee or other committee performing a similar function.

COMPENSATION OF DIRECTORS

    Directors who are not officers of the Company or employees of the Manager receive from the Company an annual fee of $40,000, payable one-half in cash and one-half in Common Stock and reimbursement of expenses incurred in attending meetings and as a result of other work performed for the Company.

EXECUTIVE OFFICERS

    Set forth below is the name and business experience of each of the executive officers of the Company as of March 16, 1998, to the extent not provided above.

NAME                               AGE                        POSITION AND BACKGROUND
---------------------------------  ---   -----------------------------------------------------------------
Richard E. Green                   55    Richard E. Green was appointed an associate director of the
                                         Company in May 1997 and has been a President of the Company since
                                         1994. From 1980 to 1988 and from 1993 to the present he has held the position of President of Westfield Holdings Limited's U.S.
                                         operations. In the period from 1980 to 1993, he served as
                                         President of Westland Properties, Inc. which the Company acquired in July 1996. From 1968 to 1980 he was employed by the Company which was then owned by the May Company, and obtained the title of Executive Vice President. He is a Past Trustee of the
                                         International Council of Shopping Centers. Mr. Green holds a
                                         Bachelor of Accounting and Finance from San Jose State
                                         University.

Roger D. Burghdorf                 50    Roger D. Burghdorf was appointed a Senior Executive Vice
                                         President of Leasing and Center Management of the Company in 1994
                                         and became an Executive Vice President of the Company in 1997.
                                         Prior to joining Westfield Holdings in 1995, Mr. Burghdorf was, for five years, the director of leasing at the Company. He is responsible for all leasing and management services for the
                                         Company's centers throughout the United States.

NAME                               AGE                        POSITION AND BACKGROUND
---------------------------------  ---   -----------------------------------------------------------------
Randall J. Smith                   48    Randall Smith is an Executive Vice President of the Company. With
                                         over 20 years of experience in the field, Mr. Smith was with May
                                         Centers, Inc., the Company's predecessor, for nine years, before joining Westfield Holdings in 1995. Mr. Smith has a Bachelor of
                                         Arts in art and architecture and a Master in Business
                                         Administration in Marketing from Miami University. He is a member of the International Council of Shopping Center's Research
                                         Advisory Task Force.

Mark A. Stefanek                   43    Mark Stefanek was appointed Treasurer of the Company in 1994 and became Chief Financial Officer in 1997. He began his career at
                                         Arthur Andersen. He holds a Bachelor of Business Administration--
                                         Accounting from the University of Notre Dame and is a certified public accountant. From 1985 to 1991 he was Chief Financial
                                         Officer of Western Development Corporation and for three years before that he was with Cadillac Fairview Urban Development, Inc.
                                         From 1991 to 1994 he served as Vice President, Finance and
                                         Administration for Disney Development Company.

Dimitri Vazelakis                  45    Dimitri Vazelakis has been an Executive Vice President of the
                                         Company since 1994. He holds a Bachelor of Science in Civil
                                         Engineering and a Masters in Business Administration and Finance
                                         from New South Wales Institute of Technology. Mr. Vazelakis joined Westfield Holdings Limited in 1972, came to Westfield
                                         Holdings's U.S. operations in 1986 and in 1989 he began heading activities in development, design and construction activities.
                                         Between 1979 and 1986, he worked with Westfield Holdings in
                                         Australia, attaining the position of Deputy General Manager of
                                         Design and Construction.

Irv Hepner                         47    Irv Hepner was appointed Secretary of the Company in 1997 and designated an executive officer of the Company in 1998. He holds a Bachelor of Arts degree in architecture from Yale College and a
                                         Juris Doctor from Benjamin N. Cardozo School of Law. From 1994 until his appointment as Secretary of the Company, Mr. Hepner was a partner in the firm of Loeb & Loeb LLP in New York City. Prior to that, from 1984 to 1994, he was first an associate and then a partner with the firm of Mayer, Brown & Platt in New York City, and was previously associated with Willkie Farr & Gallagher from
                                         1982 to 1984 and Debevoise & Plimpton from 1979 to 1982.

EXECUTIVE COMPENSATION

    The Company has no employees and none of the executive officers named above receives any compensation for services rendered to the Company. The Company does not have any retirement, incentive, bonus, stock based or other employee benefit plans. All of the Company's executive officers are compensated by the Manager or its subsidiaries.

                             PERFORMANCE COMPARISON
                         STOCK PRICE PERFORMANCE GRAPH

    The following graph shows the monthly percentage change in cumulative total shareholder return on the Company's Common Stock from May 16, 1997, the date on which the Common Stock began trading on the New York Stock Exchange, through December 31, 1997. The graph also shows the cumulative total return of the Standard & Poor's 500 Composite Index and the NAREIT Equity Retail Return Index during that period. The graph assumes $100 was invested on May 16, 1997 in each of the Company's Common Stock and the Standard & Poor's 500 Composite Index and on May 30, 1997 in the NAREIT Equity Retail Return Index (that Index not being available for May 16, 1997) and assumes the reinvestment of all dividends. The Company has selected the NAREIT Equity Retail Return Index because it believes that it offers shareholders the best basis for assessing total shareholder return on the Common Stock and comparing it to the results of comparable retail real estate investment trusts. The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             WESTFIELD AMERICA  NAREIT EQUITY RETAIL INDEX    S&P 500
16-May-97              $100.00                                 $100.00
30-May-97               101.67                       103.55     100.84
30-Jun-97               112.50                       107.91     105.36
31-Jul-97               113.99                       109.73     113.74
29-Aug-97               112.73                       109.08     107.37
30-Sep-97               114.19                       114.33     113.25
31-Oct-97               116.76                       112.99     109.47
28-Nov-97               114.62                       114.85     114.53
31-Dec-97               119.13                       117.63     116.50

                        SECURITIES BENEFICIALLY OWNED BY
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table lists the common share ownership as of March 19, 1998 for our directors, executive officers and holders of more than 5% of the Company's outstanding common shares. "Beneficial Ownership" includes shares a director or officer has the power to vote or transfer and stock options and warrants that are exercisable currently or within 60 days.

                                                                   NUMBER OF SHARES     PERCENT OF ALL
                                                                    OF COMMON STOCK    SHARES OF COMMON
                                                                     BENEFICIALLY     STOCK BENEFICIALLY
NAME AND ADDRESS                                                         OWNED               OWNED
-----------------------------------------------------------------  -----------------  -------------------
Perpetual Trustee                                                       49,453,758(1)
  Company Limited,
  as Trustee for Westfield America Trust.........................                               60.6%(1)
  The National Manager
    Property Trusts
    Perpetual Trustees of Australia Limited
    Level 7
    1 Castlereagh Street
    Sydney, Australia
Westfield Holdings Limited; Westfield American Pty Limited;
  Westfield America Management Limited
    c/o Westfield Holdings Limited
    Level 24 Westfield Towers
    100 William Street
    Sydney, NSW 2011
    Australia
and
Westfield Corporation, Inc.,.....................................       62,811,430(2 (3)           76.9%(2)(3)
  11601 Wilshire Boulevard,
  Los Angeles, California, 90025;

Cordera Holding Pty. Limited; Frank P. Lowy; David H. Lowy,
  Steven M. Lowy
    c/o Westfield Holdings Limited
    Level 24 Westfield Towers
    100 William Street
    Sydney, NSW 2011
    Australia
and
Peter S. Lowy....................................................       63,411,430(3)           77.6%(3)
  c/o Westfield America, Inc.
  11601 Wilshire Boulevard
  Los Angeles, CA 90025

Roy L. Furman....................................................           30,000             *

Frederick G. Hilmer..............................................           16,000             *

Bernard Marcus...................................................           10,000             *

Larry A. Silverstein.............................................           12,000(4)          *

Francis T. Vincent, Jr...........................................           10,000             *

George Weissman..................................................           10,000             *

                                                                   NUMBER OF SHARES     PERCENT OF ALL
                                                                    OF COMMON STOCK    SHARES OF COMMON
                                                                     BENEFICIALLY     STOCK BENEFICIALLY
NAME AND ADDRESS                                                         OWNED               OWNED
-----------------------------------------------------------------  -----------------  -------------------
Richard E. Green.................................................          150,000             *

Herman Huizinga..................................................            2,240             *

Randall J. Smith.................................................            3,000             *

Mark A. Stefanek.................................................           20,000             *

Roger D. Burghdorf...............................................               --             *

Dimitri Vazelakis................................................            2,500             *

Irv Hepner.......................................................            1,000             *

All directors and executive officers as a group (15 persons).....       63,678,170(3)           77.9%(3)

------------------------

*   Less than 1%.

(1) A report on Schedule 13D, dated May 30, 1997, disclosed that this figure includes 8,335,648 shares issuable upon exercise of outstanding warrants to purchase Common Stock. All of the shares and warrants are held by Perpetual Trust Company Limited as Trustee of Westfield America Trust, an Australian public property trust. Except with respect to the election of directors, the Trustee has the power to vote 17,734,214.5 (21,902,038.5 assuming exercise of the outstanding warrants) of such shares in its absolute discretion. Westfield America Management Limited, a subsidiary of the Manager and manager of Westfield America Trust, directs the vote of the remaining shares held by the Trustee. The Trustee may only vote its shares of Common Stock for the election of directors as approved by the holders of units of Westfield America Trust. The Trustee disclaims beneficial ownership of such shares. References to beneficial ownership are made herein solely with respect to U.S. securities laws and are not intended to refer or apply in any respect to Australian legal matters.

(2) 13,357,672 of the shares of Common Stock are held by wholly-owned subsidiaries of Westfield Holdings. The balance represents shares of Common Stock held in the name of the Trustee of Westfield America Trust. Solely for purposes of U.S. securities laws, the Manager may be deemed to have beneficial ownership of the shares owned by the Trustee because a subsidiary of the Manager manages Westfield America Trust. The manager of Westfield America Trust has the power to direct the vote of 23,383,214.5 (27,551,719.5 assuming exercise of the outstanding warrants held by Westfield America Trust), other than for the election of directors. The manager of Westfield America Trust has no pecuniary interest in such shares although the Manager has a pecuniary interest in 26.2% of the shares held by Westfield America Trust because it owns units of Westfield America Trust. The manager of Westfield America Trust and the Trustee of Westfield America Trust share the investment power over such shares. See footnote (1) above. References to beneficial ownership are made herein solely with respect to U.S. securities laws and are not intended to refer or apply in any respect to Australian legal matters.

(3) Cordera Holding Pty. Limited and Messrs. Frank, David, Steven and Peter Lowy may be deemed to beneficially own approximately 44% of the outstanding ordinary shares of the Manager and, as such, Messrs. Frank, David, Steven and Peter Lowy may be deemed solely for purposes of U.S. securities laws to beneficially own the 62,811,430 shares of Common Stock indicated as owned and deemed beneficially owned by the Manager as set forth in footnote (2) above. Messrs. Frank, David, Steven and Peter Lowy disclaim beneficial ownership of such securities. References to beneficial ownership are made herein solely with respect to U.S. securities laws and are not intended to refer or apply in any respect to Australian legal matters. See "Directors."

(4) Shares are owned by Mr. Silverstein's wife. Mr. Silverstein disclaims beneficial ownership of such shares.

    Except as set forth above, no director or executive officer of the Company beneficially owns shares of Common Stock.

                              CERTAIN TRANSACTIONS

TRANSACTIONS WITH WESTFIELD HOLDINGS

ADVISORY, MANAGEMENT AND DEVELOPMENT SERVICES TO THE COMPANY

    The Company has no employees and relies on Westfield Holdings (the "Manager") for the management of the Company and its properties. These services are provided under a series of agreements between the Company and subsidiaries of the Manager.

    The Board of Directors monitors the performance under the advisory, management and development agreements with the Manager. These financial arrangements and any other transactions in which the Manager has a material interest must be approved by the Independent Directors and, in certain instances, the Trustee of Westfield America Trust. Independent Directors are those members of the Board of Directors who (I) are not, and have not for the last 12 months been, directors, officers or employees of the Manager or Westfield America Trust, (II) are not affiliates of the Manager or Westfield America Trust or officers or employees of such affiliates, (III) are not members of the immediate family of any natural person described in clause (i) or (ii) above and (IV) are free from any relationship that would interfere with the exercise of independent judgment as a director. The Independent Directors may seek the advice of independent experts in carrying out their duties. The agreements were negotiated by the Company and the Manager. The Company believes that, although these agreements were negotiated between associated parties, they reflect market terms.

THE ADVISOR AND THE ADVISORY AGREEMENT

SERVICES PROVIDED

    Westfield U.S. Advisory, L.P. (the "Advisor"), a Delaware limited partnership wholly owned by Westfield Corporation, Inc., a subsidiary of the Manager, provides a variety of asset management and investment services for the Company.

THE ADVISORY FEE

    Under an advisory agreement, dated as of July 1, 1996, as amended in May 1997 at the time of the Company's initial public offering, the Advisor receives an annual fee equal to the lesser of 25% of Funds from Operation in excess of the Advisory F.F.O. Amount and 0.55% of the "Net Equity Value" of the Company's assets.

    As of today, the "Advisory F.F.O. Amount" is $114.7 million. The "Advisory F.F.O. Amount" will be increased whenever the Company issues additional Common Stock (the "New Issuance"), by adding the "F.F.O. Adjustment Factor" to the then applicable Advisory F.F.O. Amount. The "F.F.O. Adjustment Factor" is 103% (or 100% in the case of Common Stock issued under any dividend reinvestment plan) multiplied by (A) a fraction the numerator of which is the aggregate "Funds From Operations Available for Common Stock" of the Company for each of the four full calendar quarters immediately preceding the date of the New Issuance and the denominator of which is the aggregate number of shares of Common Stock (on a fully diluted basis as required by Generally Accepted Accounting Principles) of the Company then outstanding immediately prior to the date of the New Issuance multiplied by (B) the number of shares of Common Stock issued in the New Issuance (on a fully diluted basis as required by GAAP). "Funds From Operations Available for Common Stock" means Funds from Operations less dividends paid or accrued on the preferred shares during the applicable four full calendar quarter period.

    The advisory fee is payable quarterly on the last business day of each calendar quarter based on the annual budget for Funds from Operations for the Company and is subject to year end adjustment based on actual Funds From Operations for the year. "Net Equity Value" will be based on shareholders' equity as reflected in the Company's most recent quarterly financial statements, as adjusted to reflect the most recent appraised value of the Company's properties (which appraisals are performed on a rolling three-year basis).

    The advisory fee was not payable for periods through December 31, 1997.

TERM AND TERMINATION

    The Advisory Agreement has an initial term of three years ending May 21, 2000 with automatic one-year renewals. After the initial three-year term, the Advisor's performance will be reviewed annually. The Advisory Agreement may be terminated annually if the Trustee of Westfield America Trust (so long as Westfield America Trust owns at least 10% of the outstanding capital stock of the Company) and at least 75% of the Independent Directors agree that the Advisor's performance is unsatisfactory and materially detrimental to the Company or that the compensation payable to the Advisor is not fair. The Advisor, however, can prevent a compensation termination by accepting a mutually acceptable reduction of its fees. In addition, the Advisory Agreement may be terminated at any time, for cause, which is defined as fraud, misappropriation of funds or willful violation of the Advisory Agreement or if an event of default has occurred and is continuing under the Garden State Plaza Loan (as described below).

    The Advisor can terminate the Advisory Agreement, if the Advisor notifies the Company that advisory services shall cease to be one of the major business undertakings of the Manager in the United States, except that the Advisory Agreement will continue for a period of 180 days thereafter so long as the Company is reasonably satisfied with the Advisor's ability to provide the required services during such period.

OFFICERS

    The principal executive officers of the general partner of the Advisor are Richard E. Green and Peter S. Lowy, the Co-Presidents of the Company.

THE CENTER MANAGER AND THE MANAGEMENT AGREEMENTS

SERVICES PROVIDED

    Westfield Management Company (the "Center Manager"), a Delaware partnership wholly owned by the Manager, manages the Company's centers (other than North County Fair).

MANAGEMENT FEES

    For each of the wholly owned centers, the Center Manager receives a property management fee from the Company equal to 5% of all minimum, fixed and percentage rents received by the Company with respect to the wholly owned centers, a lease preparation fee of $750 per executed lease, and a tenant plan review fee of $1,000 per executed lease. For the properties not wholly owned by the Company, the fees payable to the Center Manager are based on the terms of joint venture agreements between the Company and its joint venture partners, but the Company's share thereof is subject to adjustment so that the aggregate fees payable by the Company with respect to such properties are the same as payable with respect to the wholly owned centers. Fees incurred for the year ended December 31, 1997 to the Center Manager under these agreements totaled $7.1 million. In addition to the management fees, the Center Manager was reimbursed for recoverable operating costs, including mall related payroll costs totaling $14.4 million.

TERM AND TERMINATION

    Each Management Agreement has an initial three-year term, ending May 21, 2000, followed by automatic one-year renewals. After the initial three-year term, the Center Manager's performance will be reviewed annually. The Management Agreements may be terminated annually, if the Trustee of Westfield

America Trust (so long as Westfield America Trust owns at least 10% of the outstanding capital stock of the Company) and at least 75% of the Independent Directors agree that the Center Manager's performance is unsatisfactory and materially detrimental to the Company or that the compensation paid to the Center Manager is not fair. The Center Manager, however, can prevent a compensation termination by accepting a mutually acceptable reduction of its fees. In addition, each of the Management Agreements may be terminated at any time for cause, which is defined as fraud, misappropriation of funds or willful violation of the respective Management Agreements or if an event of default has occurred and is continuing under the Garden State Plaza Loan (as described below).

    In a separate letter agreement, the Company and Center Manager also agreed that so long as the Center Manager is managing the centers under the Management Agreements, the Center Manager will manage all wholly owned properties acquired by the Company in the future and that the Company will use its reasonable efforts to have the Center Manager appointed as the manager with respect to any future joint venture properties controlled by the Company.

    The Center Manager can terminate the Management Agreements if the Center Manager notifies the Company that management of regional shopping centers shall cease to be one of the principal business undertakings of the Manager in the United States, except that the Management Agreements will continue for a period of 180 days thereafter so long as the Company is reasonably satisfied with the Center Manager's ability to provide the required services during such period.

OFFICERS

    The principal executive officers of the general partner of the Center Manager are Richard E. Green and Peter S. Lowy, the Co-Presidents of the Company.

THE DEVELOPER AND THE DEVELOPMENT AGREEMENT

SERVICES PROVIDED

    Westfield Corporation, Inc. (the "Developer"), a Delaware corporation wholly owned by the Manager, has entered into a Master Development Framework Agreement with the Company, whereby the Company granted the Developer the exclusive right to carry out expansion, redevelopment and related works on the Company's wholly owned centers and agreed to attempt to have the Developer be hired to carry out similar activities for the jointly owned centers.

DEVELOPMENT FEES

    Under the Master Development Framework Agreement, dated July 1, 1996, the Developer is reimbursed for pre-development costs, subject to the work being performed in accordance with an annual plan or redevelopment budget previously approved by the Board of Directors. If the Company in its sole discretion (based on feasibility and other appropriate studies) decides to proceed with a particular development, the Developer provides the necessary development services pursuant to a separate Development Agreement to be entered into by the parties. The Developer provides (I) such development services for a fixed fee equal to 5% of the final gross project price, (II) architectural, design and engineering services for a fixed fee equal to 10% of the construction costs, and
(III) other related services in consideration of agreed fees. The construction portion of the development project is performed on a fixed price basis. The Master Development Framework Agreement provides that the Company may engage an independent representative to advise the Company with respect to the proposed fixed price and the construction schedule. If the Company desires to engage such an independent representative, the Company shall consult with the Manager in good faith as to the selection of the independent representative. If the Company and the Developer cannot agree as to the fixed price or the construction schedule for the project, and the parties' respective independent representatives cannot negotiate a resolution, an independent expert will determine the appropriate price and construction schedule. The Developer may then either accept the independent expert's proposal or agree to perform the work on a "cost plus" basis in which case the Developer will (I) be paid for the actual cost of performing the services plus a percentage of those costs as agreed between the Company and the Developer and (II) the Company may designate the schedule, but the Developer will not be liable if the construction schedule is not achieved. The Company has no obligation to proceed with any development project. The decisions to proceed with a development project and the fixed price and construction schedule with respect thereto requires the approval of at least 75% of the Independent Directors. Reimbursements and fees incurred for the year ended December 31, 1997 to the Developer under these agreements totaled $46.9 million.

TERM AND TERMINATION

    The Master Development Framework Agreement may be terminated by the Company by agreement of at least 75% of the Independent Directors and the Trustee of Westfield America Trust (so long as Westfield America Trust owns at least 10% of the outstanding capital stock of the Company) if the Advisory Agreement and the Management Agreements have been terminated in accordance with their terms. In such event, the Developer and the Company will remain bound by the Master Development Framework Agreement for the remaining term with respect to any development projects for which the Developer has commenced to provide substantial predevelopment services to the Company. In addition, the Master Development Framework Agreement or any individual development agreement may be terminated at any time for cause, which is defined as fraud, misappropriation of funds or willful violation of the Master Development Framework Agreement or the individual development agreement or if an event of default has occurred and is continuing under the Garden State Plaza Loan (as described below).

    The Developer can terminate the Master Development Framework Agreement if the Developer notifies the Company that property development services shall cease to be one of the principal business undertakings of the Manager in the United States, except that the Master Development Framework Agreement will continue for a period of 180 days thereafter so long as the Company is reasonably satisfied with the Developer's ability to provide the required services during such period and except that any such termination shall not affect any individual development agreement previously entered into by the Developer and the Company.

OFFICERS

    The principal executive officers of the Developer are Richard E. Green and Peter S. Lowy, the Co-Presidents of the Company.

MANAGEMENT OF THE COMPANY

    All of the officers of the Company are employed by the Manager and receive compensation and fringe benefits from the Manager and not from the Company. Several of the officers serve as directors of the Manager and certain of such officers and associates beneficially own shares of the Manager and units of Westfield America Trust. See "Securities Beneficially Owned by Principal Shareholders and Management." As a result of such employment and interests, the officers of the Company receive an indirect benefit from the advisory, management and development arrangements described above.

GARDEN STATE PLAZA OPTION

    In July 1996, the Company acquired from the Manager an option to acquire at fair market value the stock of Westland Realty, Inc., the holder of an indirect 50% interest in Garden State Plaza located in Paramus, New Jersey.

    The Garden State Plaza Option is exercisable following the completion of an independent valuation of the property to determine its fair market value. The valuation procedure may be commenced by the Company upon the earliest to occur of (X) any time after completion and stabilization of the current expansion of the property, defined to mean the leasing of 95% of the mall gross leasable area for the expansion, (Y) any time after the date which is 18 months after completion of the current expansion of the property and (Z) no later than January 3, 2000. The valuation is to be performed by an independent appraiser approved by the Company and the Manager within 30 days after the Company elects to commence the valuation procedure. The purchase price under the Garden State Plaza Option is equal to 50% of such fair market valuation, subject to adjustment for the mortgage debt of Garden State Plaza, the Garden State Plaza Loan (as described below) and the amount by which current assets exceed current liabilities. The Garden State Plaza Option must be exercised within 120 days after delivery of the determination of the fair market value of the property. The Company believes that the conditions to the exercise of the Garden State Plaza Option will first be satisfied in the summer of 1999 based on the right to exercise 18 months after substantial completion; however, the option may first be exercised at an earlier date if the property is 95% leased. The Board of Directors (including at least 75% of the Independent Directors) will determine whether the exercise of the Garden State Option is in the best interests of the Company. If the purchase price exceeds $55 million (net of the $145 million Garden State Plaza Loan described below), the exercise of the Garden State Plaza Option will be subject to an affirmative vote of a majority of the holders of Common Stock voting at a meeting on such issue other than Westfield Holdings and its affiliates (including Westfield America Trust) and interests associated with the Lowy family. The purchase price shall be payable by the delivery of shares of Common Stock, valued at the average of the closing sale price for the Common Stock on the 20 trading days prior to the date the option is exercised.

THE GARDEN STATE PLAZA LOAN

    In May 1997, the Company acquired a substantial economic interest in the revenues to be received from Garden State Plaza by making a $145 million participating secured loan to the subsidiaries of the Manager which own the indirect 50% interest in Garden State Plaza. This non-recourse loan bears interest at a fixed annual rate of 8.5% per annum, and is secured by a pledge of the Manger's 50% partnership interest in the limited partnership which owns Garden State Plaza. The Company also receives participating interest based on 80% of the borrowers' share of the adjusted cash flow (after payment of the fixed interest and after calculating the Manager's share of cash flow from Garden State Plaza as if the mortgage loan encumbering such property had a fixed interest rate of 7.25% per annum) from Garden State Plaza subject to an aggregate limit for fixed interest and participating interest in an amount equal to 11% per annum. The loan will mature on May 21, 2007, may be prepaid with a yield maintenance premium (based on the payment of the maximum amount of participating interest) after the expiration of the Garden State Plaza Option in connection with the sale of Garden State Plaza (or Westfield Holdings' interest therein) to an unaffiliated third party and may not otherwise be prepaid for five years. If an event of default shall occur under the Garden State Plaza Loan, the Company will be entitled to a yield maintenance premium (based on the payment of the maximum amount of participating interest) and will have the right to terminate the Management Agreements, the Advisory Agreement and the Master Development Framework Agreement. In May 1997, the board of directors of the Manager represented that it will not prepay the Garden State Plaza Loan for seven years except under the circumstances described above and with the required yield maintenance premium. The Company received $8.3 million in interest from the Garden State Plaza Loan for the year ended December 31, 1997.

    The other 50% interest in Garden State Plaza is owned by affiliates of Rodamco North America B.V., a Netherlands corporation.

WESTFIELD HOLDINGS WARRANTS

    In May 1997, the Company purchased from the Manager, for $15.3 million, non-transferable warrants to acquire 49 million ordinary shares of Westfield Holdings Limited, which would as of today equal approximately 9% of the ordinary shares of the Manager outstanding after the exercise of the options. These warrants expire in May 2001 but will be extended to May 2003 if Australian law is changed to permit such longer term. These warrants may be exercised in whole or in part after May 21, 2000. Each of the warrants has an exercise price equal to Aus $4.67 and, subject to certain anti-dilution adjustments, will entitle the Company to receive one ordinary share of the Manager. In addition, the Company has the right to exercise the option for no cash payment, in which event the Company would be entitled to receive, at the option of the Manager, either the number of ordinary shares of Westfield Holdings Limited equal in value to, or cash in an amount equal to, the amount by which the market price of the ordinary shares of the Westfield Holdings Limited exceeds on that date the exercise price of such warrants. For these purposes, the market price of an ordinary share of Westfield Holdings Limited will be equal to the weighted average of the sale prices of such shares on the Australian Stock Exchange for the 20 business days immediately preceding the exercise date. On March 16, 1998 the closing sale price on the Australian Stock Exchange of the Westfield Holdings Limited ordinary shares was Aus.$7.40.

    The terms of the warrants were negotiated between associated parties and there can be no assurance that either the price or the terms of the warrants are fair.

REGISTRATION RIGHTS AGREEMENT

    Pursuant to a registration rights agreement, after May 21, 2000, the Manager will have demand registration rights that would require the Company to promptly effect the registration of their shares held prior to the Company's initial public offering. The Manager currently has demand registration rights for its other shares of Common Stock. In addition, the Company has agreed that, upon the request of the Manager, it will use its reasonable efforts to have a shelf registration statement filed after May 21, 2000 (after May 21, 1998 for any shares not held prior to consummation of the Company's initial public offering) and declared and kept continuously effective, pursuant to which the Manager will be able to sell Common Stock in ordinary course brokerage or dealer transactions. However, these rights allow the Company to postpone the filing of a demand registration statement (and an amendment or supplement to a shelf registration statement or to suspend the use of any previously filed registration statement for a reasonable period of time (not to exceed 60 days) if the Board of Directors determines in good faith that it would be significantly disadvantageous to the Company and its shareholders for such a registration statement (or amendment or supplement) to be filed on or before the date filing otherwise would be required. In addition, if the Company proposes to register any of its Common Stock, either for its own account or for the account of other shareholders, the Company is required, with certain exceptions, to provide the parties to the Registration Rights Agreement with notice of the registration and to include in such registration all of the shares of Common Stock requested to be included by such persons.

TRANSACTIONS WITH WESTFIELD AMERICA TRUST

    Westfield America Trust is an Australian public property trust which was established pursuant to a Trust Deed, dated March 28, 1996, as amended, to acquire a majority interest in the Company. Westfield America Trust is managed by Westfield America Management Limited, a wholly-owned subsidiary of the Manager. Units of Westfield America Trust are traded on the Australian Stock Exchange.

    The trustee of Westfield America Trust is Perpetual Trustee Company Limited which is Australia's largest independent trustee organization and has extensive experience in acting as trustee of unit trusts, including listed property trusts. Although under the Trust Deed, the Trustee and the manager of Westfield America Trust have the power to make other investments, Westfield America Trust has informed the Company that it presently intends only to invest in the Company.

    The Trustee generally votes the shares of Common Stock held by Westfield America Trust, as directed by the manager of Westfield America Trust, with certain exceptions. As long as the Manager owns shares of Common Stock and Westfield America Trust and the Manager together hold more than 50% of the Common Stock of the Company, the Trustee has the power to vote in its absolute discretion the number of shares of Common Stock held by Westfield America Trust equal to the difference between the number of shares of Common Stock held by Westfield America Trust and the Manager and 50% of the shares of Common Stock. Any additional shares held by Westfield America Trust will be voted by the Trustee as directed by the manager of Westfield America Trust.

    Under current Australian law, the Trustee must solicit approval of Westfield America Trust unitholders before voting in the election of directors with respect to shares of other corporations held by Westfield America Trust. For this purpose, a general meeting of Westfield America Trust unitholders must be convened with each Westfield America Trust unitholder having one vote for each unit held. The Trustee votes all shares of Common Stock as a block in the manner approved by a majority of the units voting on the matter at such meeting of unitholders. The Trustee will call a meeting of Westfield America Trust unitholders to obtain approval for voting for the election of the Company's directors.

    In May 1997, the Company issued to Westfield America Trust, for a sale price of $2.6 million, a warrant entitling Westfield America Trust to purchase at any time and from time to time, in whole or in part, 2,089,552 shares of Common Stock at an exercise price of $15.00, per share, subject to adjustment in certain events. The warrant will expire in May 2017. The Manager has a right of first refusal if Westfield America Trust wishes to sell the warrant.

    In January 1997, the Company sold to Westfield America Trust 8,151,155 shares of Common Stock for $130.5 million and repurchased the same number of shares from an existing investor for the same amount.

    The Manager owns an approximately 26.2% equity interest in Westfield America Trust on a fully diluted basis.

               APPROVAL AND RATIFICATION OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

    The Board of Directors of the Company has selected Ernst & Young as the Company's independent auditors for the fiscal year ending December 31, 1998. Ernst & Young have audited the Company's financial statements since 1996. Representatives of Ernst & Young are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                THE APPROVAL AND RATIFICATION OF THE APPOINTMENT
                 OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT
             AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than that which has been referred to above. As to other business, if any, that may come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the proxy holder.

                             SHAREHOLDER PROPOSALS

    Any proposal of a shareholder intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company by November 27, 1998, for inclusion in the notice of meeting and proxy statement relating to the 1999 Annual Meeting.

                                 ANNUAL REPORT

    A copy of the Company's Annual Report for the fiscal year ended December 31, 1997, including financial statements audited by Ernst & Young, independent accountants, and their report thereon dated January 19, 1998, accompanies this Proxy Statement. IN ADDITION, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, WILL BE SENT TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO IRV HEPNER, WESTFIELD AMERICA, INC., 11601 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90025.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based on a review of reports filed by our directors, executive officers and beneficial holders of 10% or more of our outstanding shares, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 were timely, except that the following persons or entities filed a Form 3 approximately two weeks late:(I) Westfield Holdings Limited, (II) Westfield America Management Limited, (III) Westfield Corporation, Inc., (IV) Westfield American Investments Pty. Limited, (V) Frank P. Lowy, (VI) David H. Lowy, (VII) Peter S. Lowy, (VIII) Steven Lowy, (IX) Cordera Holdings Pty. Limited, (X) Roy
L. Furman, (XI) Frederick G. Hilmer, (XII) Herman Huizinga, (XIII) Larry A. Silverstein, (XIV) Francis T. Vincent, Jr., (XV) George Weissman, (XVI) Richard
E. Green, (XVII) Robert P. Bermingham, (XVIII) Roger D. Burgdorf, (XIX) Mark A. Stefanek, (XX) Randall J. Smith, (XXI) Dimitri Vazelakis and (XXII) Perpetual Trustee Company Limited. Herman Huizinga filed a Form 4 approximately four months late.

                                          By Order of the Board of Directors

                                                    [SIG]

                                          Irv Hepner
                                          SECRETARY

Dated: March 27, 1998
Los Angeles, California

                             WESTFIELD AMERICA, INC.

          Proxy for Annual Meeting of Shareholders April 30, 1998

   The undersigned hereby appoints Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Common Stock of Westfield America, Inc. (the "Company") held of record by the undersigned on March 16, 1998, at the Annual Meeting of Shareholders to be held on April 30, 1998 or any adjournment thereof.

                       (To Be Signed on Reverse Side.)

                                                                 See Reverse
                                                                    Side

 /X/  Please mark your votes as in this example

                                  WITHHOLD
                                  AUTHORITY
                                to vote for all
                                nominees listed
                           FOR       below        Nominees: Roy L. Furman,
1. ELECTION OF DIRECTORS   / /        / /                   Frederick G. Hilmer,
                                                            Peter S. Lowy
FOR all nominees listed (except
as marked to the contrary
below)


-----------------------------------------

                                              FOR       AGAINST       ABSTAIN
2. Proposal to ratify the selection of        / /         / /           / /
   Ernst & Young LLP to serve as the
   Company's independent accountants
   for fiscal 1998.

3. In their discretion upon such other
   business as may properly come before
   the Annual Meeting or any postponement
   or adjournment thereof.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE THREE NOMINEES FOR ELECTION, AND FOR PROPOSALS 2 AND 3.

SHAREHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.


SIGNATURES                                            Date:
           ------------------------------------------       ------------------

NOTE: Please sign exactly as name or names appear on stock certificate (as indicated hereon)